                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event to report)  September  11, 1996
                                                   -------------------

                            The Sled Dogs Company
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


Colorado                        1-12850                         84-116-8832
- --------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


212 Third Avenue North, Suite 420, Minneapolis, MN      55401
- --------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (612) 359-9020
                                                   --------------

- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 8. Change in Fiscal Year.

On September 5, 1996, the Board of Directors of The Sled Dogs Company (the "Company") determined to change the Company's fiscal year end from June 30 to
March 31 of each year.   A report on Form 10-K will be filed to cover the
transition period.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE SLED DOGS COMPANY



Dated: September 11, 1996                   By: /s/ John Sundet
                                                -------------------
                                               John Sundet
                                               President